UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 10, 2008

GOLDEN ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-4339	63-0250005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)
One Golden Flake Drive, Birmingham, Alabama	35205
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (205) 458-7316

NA

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events
                         -----------------

     On  July 10, 2008  the  Company  issued a press release, a copy of which is  included with this Report as Exhibit 99.1.

Item 9.01         Financial Statements and Exhibits
                         --------------------------------------------

(c) Exhibits.

            Exhibit No.                          Description
            --------------         ---------------------------------------------

                 99.1                Press Release dated July 10, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	July 10, 2008

GOLDEN ENTERPRISES, INC.

		By:	/s/ Patty Townsend
Patty Townsend
Vice President, CFO & Secretary

Exhibit Index

Exhibit No.                                       Description
--------------                       ---------------------------------------------

       99.1                            Press Release dated July 10, 2008